EXHIBIT 32

                              CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the accompanying Quarterly Report of Hotel Outsource Management International, Inc. (the Company) on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jacob Ronnel, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  By: /s/ Jacob Ronnel
      ------------------------------
      Jacob Ronnel
      Chief Executive Officer
      Chief Financial Officer
      Hotel Outsource Management International, Inc.
      August 12, 2004